EXHIBIT 10.5(i)


                                 FIRST AMENDMENT
                               METRIS OWNER TRUST
                    $300,000,000 364-DAY LIQUIDITY AGREEMENT

     FIRST AMENDMENT (this "Amendment"), dated as of July 27, 2000, to the 364-DAY LIQUIDITY AGREEMENT, dated as of July 30, 1998 (the "Liquidity Agreement"), among METRIS OWNER TRUST, a Delaware business trust (the "Borrower"), the lenders parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Liquidity Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders agree to amend the Liquidity Agreement as provided herein;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENT

     1.1. Amendment to Cover Page and Preamble. The Cover Page and preamble to the Liquidity Agreement is, in each case, amended to add the following parties:

          "BANK OF AMERICA, N.A., as Syndication Agent, BARCLAYS BANK PLC, as Co-Documentation Agent, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent"

     1.2. Amendment to Definitions of "Expiration Date" and "Expiry Date". Clause (a) of each of the definition of "Expiration Date" and the definition of "Expiry Date" contained in Section 1.1 of the Liquidity Agreement is, in each case, hereby replaced with the following clause (a):

     "(a) July 26, 2001"

     1.3. Amendment to Section 9 of the Liquidity Agreement. Section 9 of the Liquidity Agreement is hereby amended by adding the following Section 9.11 thereto at the end thereof:

          "Section 9.11 Syndication Agent and Co-Documentation Agents. The Syndication Agent and the Co-Documentation Agents shall have no duties, rights, obligations or liabilities hereunder or under the other Program Documents in their roles as such."


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                            SECTION II. MISCELLANEOUS

     2.1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Liquidity Agreement are used herein as defined therein.

     2.2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon (a) the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and each Lender, (b) the Rating Agencies having confirmed that the Series 1998-1 Class A Security and all outstanding Commercial Paper are rated at least AA/Aa2 and A-1/P-1, respectively, and (c) the Lenders, the Administrative Agent and the Arranger having received all fees required to be paid, and all expenses for which invoices have been presented, on or before July 21, 2000.

     2.3. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Borrower in the Program Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     2.4. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     2.5. Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Liquidity Agreement and the other Program Documents are and shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Program Document.

     2.6. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Program Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

     2.7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                 METRIS OWNER TRUST
                                 By:   WILMINGTON TRUST COMPANY,
                                       not in its individual capacity but solely
                                       as Owner Trustee

                                       By:____________________________
                                       Name:
                                       Title:

                                 THE CHASE MANHATTAN BANK,
                                   as Administrative Agent and a Lender

                                       By:____________________________
                                       Name:
                                       Title:

                                 BANK OF AMERICA, N.A.

                                     By:____________________________
                                     Name:
                                     Title:

                                 BANK OF MONTREAL
                                      By:____________________________
                                      Name:
                                      Title:

                                 THE BANK OF NOVA SCOTIA

                                      By:____________________________
                                      Name:
                                      Title:

                                  BARCLAYS BANK PLC

                                      By:____________________________
                                      Name:
                                      Title:


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                                   BNP PARIBAS

                                       By:____________________________
                                       Name:
                                       Title:

                                       By:____________________________
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON

                                       By:____________________________
                                       Name:
                                       Title:

                                    DEUTSCHE BANK A.G., NEW YORK
                                    AND/OR CAYMAN ISLANDS RANCHES

                                       By:____________________________
                                       Name:
                                       Title:

                                    NORDDEUTSCHE LANDESBANK GIROZENTRALE

                                       By:____________________________
                                       Name:
                                       Title:

                                    US BANCORP

                                       By:____________________________
                                       Name:
                                       Title:

                                    WELLS FARGO BANK NATIONAL ASSOCIATION

                                       By:____________________________
                                       Name:
                                       Title: